Exhibit 99.1

Bank of Commerce Holdings
(NASDAQ: BOCH)
Company Press Release

Company Profile
•	Founded 1982

•	Five offices — three markets

•	Redding Bank of Commerce™

•	Roseville Bank of Commerce™

•	Sutter Bank of Commerce™

•	Bank of Commerce Mortgage™
Investor Highlights
•	5% stock dividend — 1986

•	Annual cash dividends — since 1988

•	Two for one stock split — 1985

•	Three for one stock split — 1998

•	10% stock dividend — 2000

•	Three for one stock split — 2004

•	Quarterly dividends — since 2005

•	ACQB Index — America’s Community Bank Index
Business Overview
Bank of Commerce Holdings (the “Holding Company”) is a financial holding company (“FHC”) registered under the Bank Holding Company Act of 1956, as amended, and was incorporated in California on January 21, 1982. The Company owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™.
Contact Information
Patrick J. Moty, President & CEO
Telephone (530) 722-3950
Linda J. Miles
Telephone (530) 722-3955
www.reddingbankofcommerce.com
For immediate release:
Bank of Commerce Holdings™, Announces third quarter 2007 Operating Results —

REDDING, California, October 26, 2007/ PR Newswire— Bank of Commerce Holdings (NASDAQ: BOCH), a $616.0 million asset financial holding company, and parent company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ today announced third quarter 2007 operating results.
“The strength of our core banking business continued to serve us very well through the third quarter 2007. Top line revenues increased to $32.5 million in 2007 compared with $29.1 million in 2006, an 11.5% increase over the prior year. Overall, our performance remains above average and consistent with our goal of achieving upper quartile performance compared with our peers. While our operating results declined 10% on a year-over-year basis, a nonrecurring event accounted for almost half of this variance.”
“Our loan and deposit trends were solid and our team continued to earn more of our customers business. We maintained our conservative risk management practices and our strong balance sheet and capital ratios. We are not immune to the evolving slowdown in the housing sector, yet we had another solid quarter despite turbulent credit markets. Looking ahead, we are taking appropriate steps to ensure we focus intently on actively managing our exposures and controlling costs.”
“We continue to invest in our business for the long term and to introduce new products and services in our marketplace. We are preparing to launch in November a brand new eye-catching brand look. (Hint: the most trusted name in business just got more personal.)

Market Data
Exchange: NASDAQ
Symbol: BOCH
Shares outstanding at 9/30/07: 8,784,359
Market Cap: $92,235,770
Recent Price : $10.50
52 week range: $9.45 — $12.50
Price/ Book (%): 207.51
SNL™ Peer Price/Book (%): 158.64
Price/Earnings (x): 14.58
SNL™ Peer Price/Earnings (x): 14.01
Price/LTM EPS (x): 14.58
Dividend Yield (%): 3.05
SNL ™ Peer Dividend Yield (%): 1.48
YTD Volume traded: 614,633
Insider Ownership: 32.10%
You will see the bank’s colorful, contemporary redesign in everything from our fresh logo mark, branch signage and account statements to our newly re-launched website.
Our new Buenaventura office located in an upscale shopping district on the Westside of Redding is scheduled to open mid-December 2007.” said Patrick J. Moty, President and CEO of the Company.
Bank of Commerce Holdings’ net income for the third quarter 2007 decreased 20.4 percent to $1,331,000 or $0.15 per diluted share compared to $1,672,000 or $0.19 per diluted share during the third quarter 2006. Annualized return on average assets and return on average equity for the third quarter of 2007 were 0.93% and 12.03% respectively, compared with 1.17% and 15.11% for the third quarter of 2006.
On September 18, 2007, the Company announced a $0.08 quarterly cash dividend payable to shareholders of record as of September 28, 2007 and was paid on October 12, 2007.
At September 30, 2007, Bank of Commerce Holdings’ total assets were $616.0 million, an increase of 5.58% or $32.5 million from December 31, 2006. Net loans increased to $461.2 million, an increase of $52.2 million from December 31, 2006.
The Company’s loan portfolio is sound and performing well. The Company’s allowance for loan losses was 1.09% of total loans at September 30, 2007 and 1.18% at December 31, 2006, while its ratio of non-performing assets to total assets was 0.17% at September 30, 2007, compared to 0.00% at December 31, 2006. Provisions for loan losses for the quarter ended September 2007 were $115,000 compared to $72,000 for the same period in 2006. The Company’s OREO remained at $0 through the third quarter of 2007 and 2006.
Total deposits increased to $472.2 million, an increase of $32.8 million or 7.5% from December 31, 2006. The Company has benefited from several new deposit products including Forever Free checking, Sports Series Checking, High Performance Savings and High Performance Checking packages.

The capital ratios of Redding Bank of Commerce continue to be above the well-capitalized guidelines established by bank regulatory agencies.

The most significant impact on net interest income between periods is derived from the interaction of changes in the volume of and rate earned or paid on interest-earning assets and interest-bearing liabilities. The volume of interest-earning assets in loans and securities, compared to the volume of interest-bearing liabilities represented by deposits and borrowings, combined with the spread, produces the changes in net interest income between periods. The Company’s net interest margin was 4.18% in the third quarter of 2007 compared to 4.92% for the same period in 2006.
Bank of Commerce Holdings, with administrative offices in Redding, California is a financial service holding company that owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™. The Company is a federally insured California banking corporation and opened on October 22, 1982.
BOCH is a NASDAQ Global Market listed stock. Please contact your local investment advisor for purchases and sales. Investment firms making a market in BOCH stock are:

Howe Barnes Hoefer & Arnett/ John Cavender	Morgan Stanley/ Rick Hill
555 Market Street	310 Hemsted Drive, Suite 100
San Francisco, CA	Redding, CA
(800) 346-5544	(800) 733-6126

Wachovia Securities/ Ken Myers, Rick Hansen	Raymond James Financial/
Geoff Ball
10466 Brunswick Road	1805 Hilltop Drive, Suite 106
Grass Valley, CA	Redding, CA
(888) 383-3112	(800) 926-5040
This quarterly press release includes forward-looking information, which is subject to the “safe harbor” created by the Securities Act of 1933, and Securities Act of 1934. These forward-looking statements (which involve the Company’s plans, beliefs and goals, refer to estimates or use similar terms) involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors:
•	Competitive pressure in the banking industry and changes in the regulatory environment.

•	Changes in the interest rate environment and volatility of rate sensitive assets and liabilities.

•	The health of the economy declines nationally or regionally which could reduce the demand for loans or reduce the value of real estate collateral securing most of the Company’s loans.

•	Credit quality deteriorates which could cause an increase in the provision for loan losses.

•	Losses in the Company’s merchant credit card processing business.

•	Asset/Liability matching risks and liquidity risks.

•	Changes in the securities markets.
For additional information concerning risks and uncertainties related to the Company and its operations please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and under the heading “Risk factors that may affect results” and subsequent reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30,	December 31,	September 30,
Amounts in thousands, except per share data	2007	2006	2006
ASSETS

Cash and due from banks	$12,366	$14,661	$17,535
Federal funds sold and securities purchased under agreements to resell	7,980	24,605	28,010

Cash and cash equivalents	20,346	39,266	45,545
Securities available-for-sale (including pledged collateral of $85,574 at September 30, 2007; $71,686 at December 31, 2006 and $74,022 at September 30, 2006)	93,423	95,601	97,614
Securities held-to-maturity, at cost (estimated fair value of $10,538 at September 30, 2007, $10,892 at December 31, 2006 and $10,788 at September 30, 2006)	10,592	10,810	10,841
Loans, net of the allowance for loan losses of $5,061 at September 30, 2007, $4,904 at December 31, 2006 and $4,753 at September 30, 2006	461,171	408,990	403,657
Bank premises and equipment, net	10,464	8,595	7,350
Other assets	19,979	20,180	20,211

TOTAL ASSETS	$615,975	$583,442	$585,218

LIABILITIES AND STOCKHOLDERS’ EQUITY

Demand — noninterest bearing	$70,809	$84,779	$81,125
Demand — interest bearing	136,219	119,437	111,439
Savings	44,406	22,749	22,610
Certificates of deposits	220,803	212,442	214,019

Total deposits	472,237	439,407	429,193

Securities sold under agreements to repurchase	26,755	37,117	35,260
Federal Home Loan Bank borrowings	50,000	40,000	55,000
Other liabilities	6,734	7,537	6,352
Guaranteed Preferred Beneficial Interests in Company’s Junior Subordinated Debt payable to unconsolidated subsidiary grantor trust	15,465	15,465	15,465

Total Liabilities	571,191	539,526	541,270

Commitments and contingencies
Stockholders’ Equity:
Preferred stock, no par value, 2,000,000 authorized no shares issued and outstanding in 2007 and 2006	—	—	—
Common stock , no par value, 50,000,000 shares authorized; 8,784,359 shares issued and outstanding at September 30, 2007, 8,847,042 at December 31, 2006 and 8,926,842 at September 30, 2006	10,252	11,517	12,416
Retained earnings	35,617	33,336	32,526
Accumulated other comprehensive (loss), net of tax	(1,085)	(937)	(994)

Total Stockholders’ equity	44,784	43,916	43,948

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$615,975	$583,442	$585,218

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Statements of Income
(Unaudited)

Three and nine months ended September 30, 2007 and 2006	Three Months Ended		Nine Months Ended
Amounts in thousands, except for per share data	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2007	Sept. 30, 2006

Interest income:
Interest and fees on loans	$9,350	$8,501	$26,779	$23,881
Interest on tax exempt securities	324	231	936	494
Interest on U.S. government securities	798	849	2,446	2,575
Interest on federal funds sold and securities purchased under agreements to resell	190	383	580	658
Interest on other securities	22	25	67	113

Total interest income	10,684	9,989	30,808	27,721

Interest expense:
Interest on demand deposits	791	449	1,935	968
Interest on savings deposits	359	69	885	209
Interest on time deposits	2,702	2,423	7,934	5,844
Securities sold under agreements to repurchase	289	328	1,012	794
Interest on FHLB and other borrowing expense	628	918	1,799	2,492
Interest on junior subordinated debt payable to unconsolidated subsidiary grantor trust	274	272	814	796

Total interest expense	5,043	4,459	14,379	11,103

Net interest income	5,641	5,530	16,429	16,618
Provision for loan and lease losses	115	72	121	226

Net interest income after provision for loan losses	5,526	5,458	16,308	16,392

Noninterest income:
Service charges on deposit accounts	70	81	215	255
Payroll and benefit processing fees	90	89	287	287
Earnings on cash surrender value — Bank owned life insurance	100	80	294	231
Net gain (loss) on sale of securities available-for-sale	0	(171)	46	(171)
Net gain on sale of loans	0	90	0	90
Merchant credit card service income, net	109	110	297	280
Mortgage brokerage fee income	21	32	56	84
Other income	136	117	447	331

Total non-interest income	526	428	1,642	1,387

Noninterest expense:
Salaries and related benefits	2,402	1,996	6,458	5,870
Occupancy and equipment expense	635	467	1,636	1,350
FDIC insurance premium	13	12	39	36
Data processing fees	82	53	227	169
Professional service fees	216	149	663	503
Payroll and Benefit fees	25	24	81	78
Deferred compensation expense	105	94	303	272
Stationery and Supplies	34	71	141	180
Postage	39	26	106	91
Directors’ expense	86	45	207	170
Other expenses	391	362	1,356	1,128

Total non-interest expense	4,028	3,299	11,217	9,847

Income before income taxes	2,024	2,587	6,733	7,932

Provision for income taxes	693	915	2,315	2,979

Net Income	$1,331	$1,672	$4,418	$4,953

Basic earnings per share	$0.15	$0.19	$0.50	$0.57
Weighted average shares — basic	8,904	8,764	8,893	8,723
Diluted earnings per share	$0.15	$0.19	$0.49	$0.55
Weighted average shares — diluted	8,929	8,937	8,983	8,945

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

	Sept 30,	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2007	2007	2007	2006	2006	2006	2006

Cash and due from banks	$12,366	$18,206	$12,597	$14,661	$17,535	$12,668	$11,819

Federal funds sold and securities purchased under agreements to resell	7,980	14,115	21,195	24,605	28,010	14,155	9,835

Total Cash & Equivalents	20,346	32,321	33,792	39,266	45,545	26,823	21,654
Securities available-for-sale	93,423	94,029	92,769	95,601	97,614	97,366	93,645
Securities held to maturity, at cost	10,592	10,637	10,673	10,810	10,841	11,141	7,620
Loans, net of allowance for loan losses	461,171	437,821	411,357	408,990	403,657	401,185	374,983
Bank premises and equipment, net	10,464	10,329	9,992	8,595	7,350	6,690	6,261
Other assets	19,979	20,440	19,513	20,180	20,211	20,942	18,733

TOTAL ASSETS	$615,975	$605,577	$578,096	$583,442	$585,218	$564,147	$522,896

Liabilities:
Demand — noninterest bearing	$70,809	$69,842	$70,035	$84,779	$81,125	$74,505	$74,519
Demand — interest bearing	136,219	114,530	112,550	119,437	111,439	101,492	102,003
Savings	44,406	45,082	41,537	22,749	22,610	23,111	28,477
Certificates of deposit	220,803	211,794	211,422	212,442	214,019	189,577	173,106

Total deposits	472,237	441,248	435,544	439,407	429,193	388,685	378,105

Securities sold under agreements to repurchase	26,755	46,655	35,053	37,117	35,260	32,507	25,117
Federal Home Loan Bank borrowings	50,000	50,000	40,000	40,000	55,000	80,000	55,000
Other liabilities	6,734	7,114	6,646	7,537	6,352	6,536	8,864
Junior subordinated debt payable to subsidiary grantor trust	15,465	15,465	15,465	15,465	15,465	15,465	15,465

Total liabilities	571,191	560,482	532,708	539,526	541,270	523,193	482,551

Stockholders’ equity:
Common stock	10,252	11,966	11,940	11,517	12,416	11,442	11,198
Retained earnings	35,617	34,997	34,110	33,336	32,526	31,479	30,535
Accumulated other comprehensive income (loss), net	(1,085)	(1,868)	(662)	(937)	(994)	(1,967)	(1,388)

Total stockholders’ equity	44,784	45,095	45,388	43,916	43,948	40,954	40,345

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$615,975	$605,577	$578,096	$583,442	$585,218	$564,147	$522,896

Interest Income:
Net interest income	5,641	5,461	$5,327	$5,418	$5,530	$5,674	$5,413
Provision for loan losses	115	0	6	0	72	143	11

Net interest income after provision for loan losses	5,526	5,461	5,321	5,418	5,458	5,531	5,402

Noninterest Income:
Service charges	70	76	69	91	81	86	88
Merchant credit card service income, net	109	89	92	100	89	93	77
Net (loss) on sale of securities available-for-sale	0	0	46	0	(171)	0	0
Mortgage brokerage fee income	21	29	6	(13)	32	35	17
Other income	326	424	285	363	397	298	266

Total noninterest income	526	618	498	541	428	512	448
Noninterest Expense:
Salaries and related benefits	2,402	1,959	2,097	2,150	1,996	1,996	1,878
Net Occupancy and equipment expense	635	543	458	496	467	448	435
Professional service fees	216	252	195	181	149	150	204
Other expenses	775	947	738	659	687	716	721

Total noninterest expense	4,028	3,701	3,488	3,486	3,299	3,310	3,238

Income before income taxes	2,024	2,378	2,331	2,473	2,587	2,733	2,612
Provision for income taxes	693	778	844	858	915	1,044	1,020

Net Income	$1,331	$1600	$1,487	$1,615	$1,672	$1,689	$1,592

Average Balances, Interest Income/Expense and Yields/Rates Paid
(Unaudited, Dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2007			September 30, 2006
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Earning Assets
Portfolio Loans	$424,593	$26,779	8.41%	$388,886	$23,881	8.19%
Tax-exempt Securities	31,774	936	3.93%	18,059	494	3.65%
US Government Securities	73,810	2,446	4.42%	83,440	2,575	4.11%
Federal Funds Sold	14,809	580	5.22%	17,335	658	5.06%
Other Securities	2,000	67	4.47%	3,437	113	4.38%

Average Earning Assets	$546,986	$30,808	7.51%	$511,157	$27,721	7.23%

Cash & Due From Banks	$14,084			$14,161
Bank Premises	9,938			6,500
Allowance for Loan and Lease Losses	(4,916)			(4,459)
Other Assets	16,996			14,969

Average Total Assets	$583,088			$542,328

Interest Bearing Liabilities
Demand Interest Bearing	$115,937	$1,935	2.23%	$106,002	$968	1.22%
Savings Deposits	38,553	885	3.06%	25,095	209	1.11%
Certificates of Deposit	215,219	7,934	4.92%	182,478	5,844	4.27%
Repurchase Agreements	35,427	1,012	3.81%	28,010	794	3.78%
FHLB Borrowings	44,396	1,799	5.40%	64,597	2,492	5.14%
Trust Preferred Borrowings	15,000	814	7.24%	15,000	796	7.08%

Average Interest Bearing Liabilities	464,532	$14,379	4.13%	421,182	$11,103	3.51%

Non interest Demand	71,880			78,388
Other Liabilities	1,419			4,547
Shareholder Equity	45,257			38,211

Average Liabilities and Stockholders’’ Equity	$583,088			$542,328

Net Interest Income and Net Interest Margin		$16,429	4.00%		$16,618	4.33%

Net interest income for the quarter ended September 30, 2007 was $5.6 million compared with $5.5 million for the same period in 2006, an increase of 1.8%. Net interest income for the nine-months ended September 30, 2007 was $16.4 million compared with $16.6 million for the same nine-month period in 2006, a decrease of 1.2%.
Average earning assets for the nine-months ended September 30, 2007 increased $35.8 million or 7.0% compared with the same period in the prior year. Average loans, the largest component of earning assets, increased $35.7 million or 9.2% on average compared with the prior year period. Overall, the yield on earning assets increased to 7.51% for the nine-month period compared to 7.23% for the same period in the prior year. The increase is primarily due to new loan production priced at higher rates and the repositioning of the security portfolio; lower coupon bonds were sold and replaced with higher yielding securities.